UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2008

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 24, 2007, Integrated Device Technology, Inc. (the “Company”) announced that Gregory S. Lang intended to resign as the president and chief executive officer of the Company upon completion of a search for his replacement. The Company filed current reports on Form 8-Ks describing the terms of Mr. Lang’s resignation as the Company’s president and chief executive officer on October 24, 2007, November 16, 2007 and February 20, 2008. On March 28, 2008, Mr. Lang resigned as the president and chief executive officer of the Company and as a member of the Company’s Board of Directors (the “Board”).

(d) On April 2, 2008, the Board elected Theodore L. Tewksbury, III, Ph.D. to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2008

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ Clyde R. Hosein
Clyde R. Hosein
Vice President and Chief Financial Officer
(duly authorized officer)